Weyerhaeuser Company	Exhibit 99.2

Q3.2024 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2024	June 30, 2024	Sept 30, 2024	Sept 30, 2023	Sept 30, 2024	Sept 30, 2023
Net sales	$1,796	$1,939	$1,681	$2,022	$5,416	$5,900
Costs of sales	1,441	1,535	1,431	1,520	4,407	4,560
Gross margin	355	404	250	502	1,009	1,340
Selling expenses	22	22	22	22	66	66
General and administrative expenses	120	116	122	107	358	316
Other operating costs (income), net	17	(4)	28	20	41	50
Operating income	196	270	78	353	544	908
Non-operating pension and other post-employment benefit costs	(11)	(10)	(10)	(12)	(31)	(33)
Interest income and other	16	13	14	24	43	54
Interest expense, net of capitalized interest	(67)	(67)	(69)	(72)	(203)	(208)
Earnings before income taxes	134	206	13	293	353	721
Income taxes	(20)	(33)	15	(54)	(38)	(101)
Net earnings	$114	$173	$28	$239	$315	$620

Per Share Information

	Q1	Q2	Q3		Year-to-Date
	March 31, 2024	June 30, 2024	Sept 30, 2024	Sept 30, 2023	Sept 30, 2024	Sept 30, 2023
Earnings per share, basic and diluted	$0.16	$0.24	$0.04	$0.33	$0.43	$0.85
Dividends paid per common share	$0.34	$0.20	$0.20	$0.19	$0.74	$1.47
Weighted average shares outstanding (in thousands):
Basic	730,043	729,026	727,621	731,046	728,892	732,069
Diluted	730,558	729,341	728,180	731,742	729,355	732,542
Common shares outstanding at end of period (in thousands)	729,141	727,519	726,758	730,128	726,758	730,128

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2024	June 30, 2024	Sept 30, 2024	Sept 30, 2023	Sept 30, 2024	Sept 30, 2023
Net earnings	$114	$173	$28	$239	$315	$620
Non-operating pension and other post-employment benefit costs	11	10	10	12	31	33
Interest income and other	(16)	(13)	(14)	(24)	(43)	(54)
Interest expense, net of capitalized interest	67	67	69	72	203	208
Income taxes	20	33	(15)	54	38	101
Operating income	196	270	78	353	544	908
Depreciation, depletion and amortization	125	126	125	122	376	374
Basis of real estate sold	31	39	23	34	93	80
Special items included in operating income	—	(25)	10	—	(15)	11
Adjusted EBITDA(1)	$352	$410	$236	$509	$998	$1,373

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q3.2024 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2024	June 30, 2024	Sept 30, 2024	Sept 30, 2023	Sept 30, 2024	Sept 30, 2023
Net earnings	$114	$173	$28	$239	$315	$620
Environmental remediation charge	—	—	—	—	—	8
Product remediation recovery	—	(19)	—	—	(19)	—
Restructuring, impairments and other charges	—	—	7	—	7	—
Net earnings before special items(1)	$114	$154	$35	$239	$303	$628

	Q1	Q2	Q3		Year-to-Date
	March 31, 2024	June 30, 2024	Sept 30, 2024	Sept 30, 2023	Sept 30, 2024	Sept 30, 2023
Net earnings per diluted share	$0.16	$0.24	$0.04	$0.33	$0.43	$0.85
Environmental remediation charge	—	—	—	—	—	0.01
Product remediation recovery	—	(0.03)	—	—	(0.02)	—
Restructuring, impairments and other charges	—	—	0.01	—	0.01	—
Net earnings per diluted share before special items(1)	$0.16	$0.21	$0.05	$0.33	$0.42	$0.86

(1) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2024	June 30, 2024	Sept 30, 2024	Sept 30, 2023	Sept 30, 2024	Sept 30, 2023
Pension and post-employment costs:
Pension and post-employment service costs	$5	$5	$5	$6	$15	$17
Non-operating pension and other post-employment benefit costs	11	10	10	12	31	33
Total company pension and post-employment costs	$16	$15	$15	$18	$46	$50

Weyerhaeuser Company

Q3.2024 Analyst Package

Preliminary results (unaudited)

Condensed Consolidated Balance Sheet

in millions	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$871	$997	$877	$1,164
Receivables, net	405	410	373	354
Receivables for taxes	13	10	10	10
Inventories	630	614	592	566
Prepaid expenses and other current assets	192	152	142	219
Total current assets	2,111	2,183	1,994	2,313
Property and equipment, net	2,283	2,240	2,247	2,269
Construction in progress	243	303	316	270
Timber and timberlands at cost, less depletion	11,481	11,475	11,502	11,528
Minerals and mineral rights, less depletion	198	194	192	200
Deferred tax assets	14	13	13	15
Other assets	426	392	404	388
Total assets	$16,756	$16,800	$16,668	$16,983

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$210	$210	$210	$—
Accounts payable	310	281	275	287
Accrued liabilities	424	504	507	501
Total current liabilities	944	995	992	788
Long-term debt, net	4,861	4,862	4,864	5,069
Deferred tax liabilities	84	87	78	81
Deferred pension and other post-employment benefits	460	460	462	461
Other liabilities	353	351	345	348
Total liabilities	6,702	6,755	6,741	6,747
Total equity	10,054	10,045	9,927	10,236
Total liabilities and equity	$16,756	$16,800	$16,668	$16,983

Weyerhaeuser Company

Q3.2024 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2	Q3		Year-to-Date
in millions	March 31, 2024	June 30, 2024	Sept 30, 2024	Sept 30, 2023	Sept 30, 2024	Sept 30, 2023
Cash flows from operations:
Net earnings	$114	$173	$28	$239	$315	$620
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	125	126	125	122	376	374
Basis of real estate sold	31	39	23	34	93	80
Pension and other post-employment benefits	16	15	15	18	46	50
Share-based compensation expense	10	12	10	9	32	26
Other	1	3	(7)	(6)	(3)	(4)
Change in:
Receivables, net	(53)	(4)	36	28	(21)	(77)
Receivables and payables for taxes	(3)	16	(16)	24	(3)	51
Inventories	(68)	15	22	9	(31)	23
Prepaid expenses and other current assets	17	16	(13)	(13)	20	(5)
Accounts payable and accrued liabilities	(51)	37	13	73	(1)	43
Pension and post-employment benefit contributions and payments	(4)	(5)	(3)	(5)	(12)	(16)
Other	(11)	(11)	1	(9)	(21)	(20)
Net cash from operations	$124	$432	$234	$523	$790	$1,145
Cash flows from investing activities:
Capital expenditures for property and equipment	$(57)	$(82)	$(89)	$(90)	$(228)	$(209)
Capital expenditures for timberlands reforestation	(22)	(9)	(8)	(9)	(39)	(42)
Acquisitions of timberlands	—	(53)	(82)	(68)	(135)	(70)
Purchase of short-term investments	—	—	—	—	—	(664)
Other	2	1	18	3	21	3
Net cash from investing activities	$(77)	$(143)	$(161)	$(164)	$(381)	$(982)
Cash flows from financing activities:
Cash dividends on common shares	$(248)	$(146)	$(145)	$(138)	$(539)	$(1,076)
Net proceeds from issuance of long-term debt	—	—	—	—	—	743
Payments on long-term debt	—	—	—	(118)	—	(118)
Repurchases of common shares	(50)	(49)	(27)	(24)	(126)	(109)
Other	(10)	—	1	(1)	(9)	(11)
Net cash from financing activities	$(308)	$(195)	$(171)	$(281)	$(674)	$(571)

Net change in cash, cash equivalents and restricted cash	$(261)	$94	$(98)	$78	$(265)	$(408)
Cash, cash equivalents and restricted cash at beginning of period	1,164	903	997	1,095	1,164	1,581
Cash, cash equivalents and restricted cash at end of period	$903	$997	$899	$1,173	$899	$1,173

Cash paid during the period for:
Interest, net of amounts capitalized	$57	$69	$63	$63	$189	$190
Income taxes, net of refunds	$23	$15	$13	$22	$51	$40

Weyerhaeuser Company	Timberlands Segment

Q3.2024 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2024	Q2.2024	Q3.2024	Q3.2023	YTD.2024	YTD.2023
Sales to unaffiliated customers	$387	$409	$357	$380	$1,153	$1,259
Intersegment sales	134	146	136	141	416	433
Total net sales	521	555	493	521	1,569	1,692
Costs of sales	415	450	410	417	1,275	1,317
Gross margin	106	105	83	104	294	375
Selling expenses	—	—	1	1	1	1
General and administrative expenses	25	25	24	25	74	74
Other operating costs (income), net	1	—	1	—	2	(2)
Operating income	80	80	57	78	217	302
Interest income and other	—	1	—	—	1	—
Net contribution to earnings	$80	$81	$57	$78	$218	$302

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2024	Q2.2024	Q3.2024	Q3.2023	YTD.2024	YTD.2023
Operating income	$80	$80	$57	$78	$217	$302
Depreciation, depletion and amortization	64	67	65	65	196	201
Adjusted EBITDA(1)	$144	$147	$122	$143	$413	$503

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q1.2024	Q2.2024	Q3.2024	Q3.2023	YTD.2024	YTD.2023
Total decrease in working capital(2)	$8	$32	$—	$23	$40	$50
Cash spent for capital expenditures(3)	$(31)	$(21)	$(22)	$(26)	$(74)	$(74)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2024	Q2.2024	Q3.2024	Q3.2023	YTD.2024	YTD.2023
Third Party	Delivered logs:
Net Sales	West	$176	$205	$158	$176	$539	$611
(millions)	South	151	153	149	155	453	485
	North	13	9	11	11	33	35
	Total delivered logs	340	367	318	342	1,025	1,131
	Stumpage and pay-as-cut timber	11	13	14	12	38	43
	Recreational and other lease revenue	19	19	19	19	57	54
	Other revenue	17	10	6	7	33	31
	Total	$387	$409	$357	$380	$1,153	$1,259
Delivered Logs	West	$121.06	$123.15	$114.01	$119.19	$119.67	$126.89
Third Party Sales	South	$36.93	$36.89	$36.68	$36.92	$36.83	$37.56
Realizations (per ton)	North	$73.58	$76.55	$69.96	$73.81	$73.07	$78.46
Delivered Logs	West	1,452	1,668	1,379	1,479	4,499	4,814
Third Party Sales	South	4,089	4,154	4,062	4,180	12,305	12,907
Volumes (tons, thousands)	North	175	118	160	148	453	450
Fee Harvest Volumes	West	2,214	2,355	2,184	2,137	6,753	6,674
(tons, thousands)	South	5,990	6,293	6,070	6,146	18,353	19,008
	North	239	190	247	223	676	683

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q3.2024 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2024	Q2.2024	Q3.2024	Q3.2023	YTD.2024	YTD.2023
Net sales	$107	$109	$89	$105	$305	$286
Costs of sales	41	46	31	43	118	105
Gross margin	66	63	58	62	187	181
General and administrative expenses	6	8	6	6	20	20
Other operating (income) costs, net	—	(4)	1	—	(3)	—
Operating income and Net contribution to earnings	$60	$59	$51	$56	$170	$161

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2024	Q2.2024	Q3.2024	Q3.2023	YTD.2024	YTD.2023
Operating income	$60	$59	$51	$56	$170	$161
Depreciation, depletion and amortization	3	4	3	4	10	12
Basis of real estate sold	31	39	23	34	93	80
Adjusted EBITDA(1)	$94	$102	$77	$94	$273	$253

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Statistics

		Q1.2024	Q2.2024	Q3.2024	Q3.2023	YTD.2024	YTD.2023
Net Sales	Real Estate	$83	$78	$59	$79	$220	$198
(millions)	Energy and Natural Resources	24	31	30	26	85	88
	Total	$107	$109	$89	$105	$305	$286
Acres Sold	Real Estate	19,774	37,665	17,441	25,721	74,880	55,755
Price per Acre	Real Estate	$3,629	$2,062	$2,808	$3,033	$2,650	$3,403
Basis as a Percent of Real Estate Net Sales	Real Estate	37%	50%	39%	43%	42%	40%

Weyerhaeuser Company	Wood Products Segment

Q3.2024 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2024	Q2.2024	Q3.2024	Q3.2023	YTD.2024	YTD.2023
Net sales	$1,302	$1,421	$1,235	$1,537	$3,958	$4,355
Costs of sales	1,107	1,185	1,132	1,195	3,424	3,572
Gross margin	195	236	103	342	534	783
Selling expenses	21	22	21	20	64	63
General and administrative expenses	40	37	41	38	118	111
Other operating costs (income), net	6	(19)	14	7	1	19
Operating income and Net contribution to earnings	$128	$196	$27	$277	$351	$590

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2024	Q2.2024	Q3.2024	Q3.2023	YTD.2024	YTD.2023
Operating income	$128	$196	$27	$277	$351	$590
Depreciation, depletion and amortization	56	54	54	51	164	156
Special items	—	(25)	10	—	(15)	—
Adjusted EBITDA(1)	$184	$225	$91	$328	$500	$746

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2024	Q2.2024	Q3.2024	Q3.2023	YTD.2024	YTD.2023
Product remediation recovery	$—	$(25)	$—	$—	$(25)	$—
Restructuring, impairments and other charges	$—	$—	$10	$—	$10	$—

Selected Segment Items

in millions	Q1.2024	Q2.2024	Q3.2024	Q3.2023	YTD.2024	YTD.2023
Total (increase) decrease in working capital(2)	$(174)	$34	$79	$52	$(61)	$(35)
Cash spent for capital expenditures	$(42)	$(63)	$(72)	$(69)	$(177)	$(168)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics(3)

in millions, except for third party sales realizations		Q1.2024	Q2.2024	Q3.2024	Q3.2023	YTD.2024	YTD.2023
Structural Lumber	Third party net sales	$464	$499	$451	$570	$1,414	$1,658
(volumes presented	Third party sales realizations	$429	$419	$404	$481	$417	$470
in board feet)	Third party sales volumes	1,080	1,190	1,116	1,184	3,386	3,524
	Production volumes	1,085	1,163	1,046	1,174	3,294	3,481
Oriented Strand	Third party net sales	$255	$288	$206	$284	$749	$707
Board	Third party sales realizations	$359	$407	$305	$416	$358	$325
(volumes presented	Third party sales volumes	710	708	675	683	2,093	2,176
in square feet 3/8")	Production volumes	735	744	683	724	2,162	2,212
Engineered Solid	Third party net sales	$177	$191	$175	$216	$543	$600
Section	Third party sales realizations	$3,212	$3,239	$3,251	$3,458	$3,234	$3,549
(volumes presented	Third party sales volumes	5.4	6.0	5.4	6.2	16.8	16.9
in cubic feet)	Production volumes	5.7	6.1	5.0	5.6	16.8	16.1
Engineered	Third party net sales	$99	$107	$95	$122	$301	$335
I-joists	Third party sales realizations	$2,648	$2,645	$2,644	$2,862	$2,646	$2,951
(volumes presented	Third party sales volumes	37	41	36	42	114	113
in lineal feet)	Production volumes	43	41	31	42	115	105
Softwood Plywood	Third party net sales	$41	$42	$38	$42	$121	$127
(volumes presented	Third party sales realizations	$508	$464	$433	$488	$467	$484
in square feet 3/8")	Third party sales volumes	81	90	88	86	259	263
	Production volumes	72	82	81	77	235	235
Medium Density	Third party net sales	$39	$42	$42	$40	$123	$120
Fiberboard	Third party sales realizations	$1,183	$1,186	$1,173	$1,242	$1,181	$1,298
(volumes presented	Third party sales volumes	33	36	35	33	104	93
in square feet 3/4")	Production volumes	34	34	37	34	105	101

(3) Third party net sales, third party sales realizations and third party sales volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q3.2024 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses and interest income and other.

Net Charge to Earnings

in millions	Q1.2024	Q2.2024	Q3.2024	Q3.2023	YTD.2024	YTD.2023
Unallocated corporate function and variable compensation expense	$(38)	$(37)	$(32)	$(33)	$(107)	$(92)
Liability classified share-based compensation	(1)	3	(2)	2	—	—
Foreign exchange (loss) gain	(1)	—	1	—	—	1
Elimination of intersegment profit in inventory and LIFO	(6)	6	5	(4)	5	8
Other, net	(26)	(37)	(29)	(23)	(92)	(62)
Operating loss	(72)	(65)	(57)	(58)	(194)	(145)
Non-operating pension and other post-employment benefit costs	(11)	(10)	(10)	(12)	(31)	(33)
Interest income and other	16	12	14	24	42	54
Net charge to earnings	$(67)	$(63)	$(53)	$(46)	$(183)	$(124)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2024	Q2.2024	Q3.2024	Q3.2023	YTD.2024	YTD.2023
Operating loss	$(72)	$(65)	$(57)	$(58)	$(194)	$(145)
Depreciation, depletion and amortization	2	1	3	2	6	5
Special items	—	—	—	—	—	11
Adjusted EBITDA(1)	$(70)	$(64)	$(54)	$(56)	$(188)	$(129)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q1.2024	Q2.2024	Q3.2024	Q3.2023	YTD.2024	YTD.2023
Environmental remediation charge	$—	$—	$—	$—	$—	$11
Special items included in operating loss and net charge to earnings	$—	$—	$—	$—	$—	$11

Unallocated Selected Items

in millions	Q1.2024	Q2.2024	Q3.2024	Q3.2023	YTD.2024	YTD.2023
Cash spent for capital expenditures	$(6)	$(7)	$(3)	$(4)	$(16)	$(9)